Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Document Security Systems, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick White, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. section1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of the section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2007

/s/Patrick White
Patrick White Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Document Security Systems, Inc and will be retained by Document Security Systems, Inc and furnished to the Securities and Exchange Commission or its staff upon request.